UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2005

Date of reporting period:  July 31, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Growth Fund


Annual Report

July 31, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

September 19, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Growth Fund (the "Fund") for the annual reporting period ended July 31, 2005.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests principally in a portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time. The Fund can invest in foreign securities.

Investment Results

The table on page 3 shows the Fund's performance compared to its benchmarks, the S&P 500 Stock Index and the Russell 3000 Growth Index, for the six- and 12-month periods ended July 31, 2005.

For the annual reporting period, both the general market, as measured by the S&P 500 Stock Index, and the growth market, as measured by the Russell 3000 Growth Index, achieved strong returns. The Fund outperformed both benchmarks for the six- and 12-month periods ended July 31, 2005.

The Fund's relative performance benefited, during both periods, from favorable stock selection within the health care and technology sectors, as well as from strong performance of a specific brokerage & money management stock and several homebuilding holdings. The Fund's underweight position in specialty retail detracted from performance during the first six months of the fiscal year, and an underexposure to the energy sector detracted from the full-year results.

Market Review and Investment Strategy

Despite the headwinds of escalating energy prices and modest tightening of monetary policy, economic underpinnings have remained generally solid. Domestic consumption and capital spending have exhibited impressive growth. Overall corporate profits have remained robust with a number of companies exhibiting above-consensus earnings as well as healthy cash flow and balance sheet metrics. Reflecting this, dividend increases and share repurchase activity have continued to exhibit healthy overall trends.

The Fund's investment strategy continues to focus upon investments in successful, leading and, in some cases, dominant companies which our research suggests are capable of producing superior prospective growth. This strategy is reflected in historical five year compound growth in revenues of 16.7% for the Fund's holdings as compared with 8.9% for the Russell 3000 Growth Index for the period ended 2004. Historical average compound growth in earnings per share was 29.1% for the Fund's holdings compared with 13.6% for the Russell 3000 Growth Index over the past five years.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 1


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 3000 Growth Index, the unmanaged Russell 3000 Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are more fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN GROWTH FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                               Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED JULY 31, 2005                            6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund
   Class A                                               9.96%        22.79%
-------------------------------------------------------------------------------
   Class B                                               9.52%        21.81%
-------------------------------------------------------------------------------
   Class C                                               9.54%        21.87%
-------------------------------------------------------------------------------
   Advisor Class                                        10.13%        23.15%
-------------------------------------------------------------------------------
   Class R**                                             8.55%*
-------------------------------------------------------------------------------
   Class K**                                             8.64%*
-------------------------------------------------------------------------------
   Class I**                                             8.76%*
-------------------------------------------------------------------------------
S&P 500 Stock Index                                      5.45%        14.04%
-------------------------------------------------------------------------------
Russell 3000 Growth Index                                6.76%        13.81%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/95 TO 7/31/05

AllianceBernstein Growth Fund Class A: $18,578
Russell 3000 Growth Index: $20,023
S&P 500 Stock Index: $25,887

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                AllianceBernstein        Russell 3000             S&P 500
               Growth Fund Class A       Growth Index           Stock Index
-------------------------------------------------------------------------------
   7/31/95            $  9,575             $ 10,000              $ 10,000
   7/31/96            $ 10,430             $ 11,418              $ 11,655
   7/31/97            $ 15,442             $ 17,030              $ 17,728
   7/31/98            $ 18,913             $ 20,070              $ 22,152
   7/31/99            $ 22,310             $ 24,736              $ 26,424
   7/31/00            $ 24,739             $ 30,715              $ 27,705
   7/31/01            $ 16,875             $ 20,195              $ 23,738
   7/31/02            $ 11,922             $ 14,367              $ 18,131
   7/31/03            $ 13,635             $ 16,187              $ 20,060
   7/31/04            $ 15,130             $ 17,594              $ 22,700
   7/31/05            $ 18,578             $ 20,023              $ 25,887


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Fund Class A shares (from 7/31/95 to 7/31/05) as compared to the performance of the Fund's benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2005

--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
1 Year                         22.79%             17.57%
5 Years                        -5.57%             -6.38%
10 Years                        6.85%              6.39%

Class B Shares
1 Year                         21.81%             17.81%
5 Years                        -6.28%             -6.28%
10 Years(a)                     6.24%              6.24%

Class C Shares
1 Year                         21.87%             20.87%
5 Years                        -6.25%             -6.25%
10 Years                        6.09%              6.09%

Advisor Class Shares
1 Year                         23.15%
5 Year                         -5.28%
Since Inception*                5.80%

Class R Shares+
Since Inception*                8.55%

Class K Shares+
Since Inception*                8.64%

Class I Shares+
Since Inception*                8.76%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2005)

--------------------------------------------------------------

Class A Shares
1 Year                                             0.21%
5 Years                                           -7.56%
10 Years                                           6.18%

Class B Shares
1 Year                                            -0.14%
5 Years                                           -7.45%
10 Years(a)                                        6.02%

Class C Shares
1 Year                                             2.89%
5 Years                                           -7.43%
10 Years                                           5.88%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 2.


_______________________________________________________________________________

4 0 ALLIANCEBERNSTEIN GROWTH FUND


                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            Beginning                          Ending
                          Account Value                    Account Value                   Expenses Paid
                        February 1, 2005                   July 31, 2005                   During Period*
                -------------------------------   -------------------------------   ---------------------------
                   Actual        Hypothetical       Actual        Hypothetical**      Actual      Hypothetical
                -----------   -----------------   -----------   -----------------   -----------   -------------
Class A            $1,000          $1,000         $1,099.56         $1,017.36        $ 7.81          $ 7.50
---------------------------------------------------------------------------------------------------------------
Class B            $1,000          $1,000         $1,095.17         $1,013.69        $11.64          $11.18
---------------------------------------------------------------------------------------------------------------
Class C            $1,000          $1,000         $1,095.42         $1,013.84        $11.48          $11.04
---------------------------------------------------------------------------------------------------------------
Advisor
Class              $1,000          $1,000         $1,101.26         $1,018.84        $ 6.25          $ 6.01
---------------------------------------------------------------------------------------------------------------
Class R +          $1,000          $1,000         $1,085.48         $1,014.95        $ 6.12          $ 5.92
---------------------------------------------------------------------------------------------------------------
Class K +          $1,000          $1,000         $1,086.39         $1,016.28        $ 4.74          $ 4.58
---------------------------------------------------------------------------------------------------------------
Class I +          $1,000          $1,000         $1,087.60         $1,017.24        $ 3.74          $ 3.61
---------------------------------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 1.50%, 2.24%, 2.21%, 1.20%, 1.41%, 1.09% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

**  Assumes 5% return before expenses.

+ The account value and expenses for Class R, Class K and Class I shares are based on the period from March 1, 2005 (commencement of distribution) through July 31, 2005.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 5


                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
July 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $1,888.8


SECTOR BREAKDOWN*
     33.9%   Technology
     23.6%   Health Care
     15.2%   Finance
     12.9%   Consumer Services
      8.8%   Consumer Manufacturing                   [PIE CHART OMITTED]
      2.2%   Energy
      1.3%   Multi-Industry Companies
      1.2%   Aerospace & Defense
      0.5%   Capital Goods

      0.4%   Short-Term



TEN LARGEST HOLDINGS
July 31, 2005

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

Legg Mason, Inc.                                $  83,650,635           4.4%
-------------------------------------------------------------------------------
Zimmer Holdings, Inc.                              78,093,752           4.1
-------------------------------------------------------------------------------
WellPoint, Inc.                                    77,608,854           4.1
-------------------------------------------------------------------------------
Marvell Technology Group, Ltd. (Bermuda)           75,118,402           4.0
-------------------------------------------------------------------------------
Juniper Networks, Inc.                             72,723,286           3.9
-------------------------------------------------------------------------------
eBay, Inc.                                         71,042,712           3.8
-------------------------------------------------------------------------------
Dell, Inc.                                         65,808,267           3.5
-------------------------------------------------------------------------------
Yahoo!, Inc.                                       59,781,954           3.2
-------------------------------------------------------------------------------
Symantec Corp.                                     58,387,472           3.1
-------------------------------------------------------------------------------
St. Jude Medical, Inc.                             56,782,957           3.0
-------------------------------------------------------------------------------
                                                $ 698,998,291          37.1%


* All data are as of July 31, 2005. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN GROWTH FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2005


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-100.3%

Technology-34.1%
Communications Equipment-6.1%
Corning, Inc.(a)*                                     796,250    $   15,168,562
Juniper Networks, Inc.(a)*                          3,031,400        72,723,286
QUALCOMM, Inc.                                        680,600        26,876,894
                                                                 --------------
                                                                    114,768,742
                                                                 --------------
Computer Hardware/Storage-6.7%
Apple Computer, Inc.(a)*                              909,600        38,794,440
Dell, Inc.(a)                                       1,626,100        65,808,267
EMC Corp.(a)                                        1,633,100        22,357,139
                                                                 --------------
                                                                    126,959,846
                                                                 --------------
Computer Peripherals-1.0%
Network Appliance, Inc.(a)*                           709,500        18,099,345
                                                                 --------------
Computer Services-0.5%
Infosys Technologies, Ltd. (ADR) (India)              124,500         8,861,910
                                                                 --------------
Computer Software-5.1%
Comverse Technology, Inc.(a)*                         728,500        18,423,765
SAP AG (ADR) (Germany)*                               449,400        19,243,308
Symantec Corp.(a)                                   2,657,600        58,387,472
                                                                 --------------
                                                                     96,054,545
                                                                 --------------
Internet Media-6.1%
Google, Inc. Cl.A(a)                                  192,900        55,508,904
Yahoo!, Inc.(a)                                     1,793,100        59,781,954
                                                                 --------------
                                                                    115,290,858
                                                                 --------------
Semi-Conductor Components-5.9%
Advanced Micro Devices, Inc.(a)                       263,400         5,289,072
Broadcom Corp. Cl.A(a)                                738,000        31,564,260
Marvell Technology Group, Ltd. (Bermuda)(a)         1,719,350        75,118,402
                                                                 --------------
                                                                    111,971,734
                                                                 --------------
Miscellaneous-2.7%
Amphenol Corp. Cl.A                                 1,164,200        51,853,468
                                                                 --------------
                                                                    643,860,448
                                                                 --------------
Health Care-23.8%
Biotechnology-3.3%
Affymetrix, Inc.(a)*                                  247,600        11,560,444
Amgen, Inc.(a)*                                       155,100        12,369,225
Genentech, Inc.(a)                                    421,000        37,607,930
                                                                 --------------
                                                                     61,537,599
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Drugs-3.3%
Forest Laboratories, Inc.(a)*                         441,100    $   17,608,712
Teva Pharmaceutical Industries, Ltd. (Israel)*
  (ADR)                                             1,443,700        45,332,180
                                                                 --------------
                                                                     62,940,892
                                                                 --------------
Medical Products-12.6%
Alcon, Inc. (Switzerland)*                            410,900        47,068,595
Patterson Cos., Inc.(a)*                              194,300         8,665,780
St. Jude Medical, Inc.(a)*                          1,197,700        56,782,957
Stryker Corp.(a)*                                     884,000        47,815,560
Zimmer Holdings, Inc.(a)*                             948,200        78,093,752
                                                                 --------------
                                                                    238,426,644
                                                                 --------------
Medical Services-4.6%
Caremark Rx, Inc.(a)*                                 208,100         9,277,098
WellPoint, Inc.(a)                                  1,097,100        77,608,854
                                                                 --------------
                                                                     86,885,952
                                                                 --------------
                                                                    449,791,087
                                                                 --------------
Finance-15.3%
Brokerage & Money Management-9.2%
Legg Mason, Inc.*                                     818,900        83,650,635
Merrill Lynch & Co., Inc.*                            321,700        18,909,526
The Charles Schwab Corp.                            1,722,100        23,592,770
The Goldman Sachs Group, Inc.                         435,400        46,796,792
                                                                 --------------
                                                                    172,949,723
                                                                 --------------
Insurance-3.2%
American International Group, Inc.                    865,600        52,109,120
Everest Re Group, Ltd.*                                82,500         8,035,500
                                                                 --------------
                                                                     60,144,620
                                                                 --------------
Miscellaneous-2.9%
Citigroup, Inc.                                     1,274,200        55,427,700
                                                                 --------------
                                                                    288,522,043
                                                                 --------------
Consumer Services-13.0%
Advertising-0.2%
Getty Images, Inc.(a)*                                 47,900         3,867,925
                                                                 --------------
Apparel-1.7%
Coach, Inc.(a)                                        622,300        21,848,953
Urban Outfitters, Inc.(a)                             150,000         9,106,500
                                                                 --------------
                                                                     30,955,453
                                                                 --------------
Broadcasting & Cable-1.2%
XM Satellite Radio Holdings, Inc. Cl.A(a)*            642,900        22,906,527
                                                                 --------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN GROWTH FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-6.6%
Dick's Sporting Goods, Inc.(a)*                       281,300    $   11,173,236
eBay, Inc.(a)                                       1,700,400        71,042,712
Lowe's Cos., Inc.                                     465,800        30,845,276
Williams-Sonoma, Inc.(a)*                             269,600        11,905,536
                                                                 --------------
                                                                    124,966,760
                                                                 --------------
Miscellaneous-3.3%
Education Management Corp.(a)                         363,200        12,621,200
Iron Mountain, Inc.(a)*                               546,200        18,729,198
Strayer Education, Inc.*                              224,300        22,077,849
The Corporate Executive Board Co.                     110,100         8,882,868
                                                                 --------------
                                                                     62,311,115
                                                                 --------------
                                                                    245,007,780
                                                                 --------------
Consumer Manufacturing-8.9%
Building & Related-8.9%
Centex Corp.*                                         532,900        39,423,942
D.R. Horton, Inc.                                   1,104,665        45,379,638
Lennar Corp. Cl.A*                                    584,500        39,319,315
NVR, Inc.(a)*                                          46,950        44,039,100
                                                                 --------------
                                                                    168,161,995
                                                                 --------------
Energy-2.2%
Oil Service-2.2%
Schlumberger, Ltd.                                    506,900        42,447,806
                                                                 --------------
Multi-Industry Companies-1.3%
Danaher Corp.*                                        449,500        24,924,775
                                                                 --------------
Aerospace & Defense-1.2%
L-3 Communications Holdings, Inc.                     295,500        23,116,965
                                                                 --------------
Capital Goods-0.5%
Machinery-0.5%
Actuant Corp. Cl.A                                    202,500         9,422,325
                                                                 --------------
Total Common Stocks
  (cost $1,242,098,938)                                           1,895,255,224
                                                                 --------------
SHORT-TERM INVESTMENT-0.4%
Time Deposit-0.4%
State Street Euro Dollar
  2.60%, 8/01/05
  (cost $7,075,000)                                $    7,075         7,075,000
                                                                 --------------
Total Investment Before Security Lending
  Collateral-100.7%
  (cost $1,249,173,938)                                           1,902,330,224
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                       Shares      U.S. $ Value
-------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-17.4%
Short-Term Investment
UBS Private Money Market Fund, LLC, 3.20%
  (cost $327,912,546)                             327,912,546    $  327,912,546
                                                                 --------------
Total Investments-118.1%
  (cost $1,577,086,484)                                           2,230,242,770
Other assets less liabilities-(18.1%)                              (341,453,859)
                                                                 --------------
Net Assets-100%                                                  $1,888,788,911
                                                                 ==============


* Represents entire or partial securities out on loan. See note E for securities lending information.

(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN GROWTH FUND


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2005


ASSETS
Investments in securities, at value
  (cost $1,577,086,484--including investment of
  cash collateral for securities loaned of $327,912,546)      $2,230,242,770(a)
Cash                                                                     731
Receivable for shares of beneficial interest sold                 11,628,940
Receivable for investment securities sold                          7,892,443
Dividends and interest receivable                                    789,561
                                                              --------------
Total assets                                                   2,250,554,445
                                                              --------------
LIABILITIES
Payable for collateral on securities loaned                      327,912,546
Payable for shares of beneficial interest redeemed                19,148,936
Payable for investment securities purchased                       12,434,869
Advisory fee payable                                               1,192,737
Transfer Agent fee payable                                           360,399
Distribution fee payable                                             213,387
Accrued expenses and other liabilities                               502,660
                                                              --------------
Total liabilities                                                361,765,534
                                                              --------------
Net Assets                                                    $1,888,788,911
                                                              ==============
COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par                         $          624
Additional paid-in capital                                     2,876,822,276
Accumulated net investment loss                                      (28,620)
Accumulated net realized loss on investment
  transactions                                                (1,641,155,941)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities            653,150,572
                                                              --------------
                                                              $1,888,788,911
                                                              ==============

CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                         Net Asset Value and:
                                                   ------------------------------      Maximum
                                     Shares          Offering        Redemption       Offering
Class          Net Assets         Outstanding          Price            Price          Price *
-------------------------------------------------------------------------------------------------
A            $1,081,724,843        30,328,966              --           $35.67         $37.25
-------------------------------------------------------------------------------------------------
B            $  570,462,039        23,055,036          $24.74               --             --
-------------------------------------------------------------------------------------------------
C            $  200,380,827         8,078,997          $24.80               --             --
-------------------------------------------------------------------------------------------------
Advisor      $   36,166,822           983,871          $36.76           $36.76             --
-------------------------------------------------------------------------------------------------
R            $       32,586               913          $35.69           $35.69             --
-------------------------------------------------------------------------------------------------
K            $       10,865            304.14          $35.72           $35.72             --
-------------------------------------------------------------------------------------------------
I            $       10,929            305.65          $35.76           $35.76             --
-------------------------------------------------------------------------------------------------


* The maxumun offering price per share for Class A shares includes a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $314,391,136 (see Note E).

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 11


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2005

INVESTMENT INCOME
Dividends (net of foreign taxes
  withheld of $156,868)                           $  8,731,830
Interest                                               161,560     $  8,893,390
                                                  ------------
EXPENSES
Advisory fee                                        14,191,942
Distribution fee -- Class A                          3,011,594
Distribution fee -- Class B                          6,538,904
Distribution fee -- Class C                          2,040,993
Distribution fee -- Class R                                 27
Distribution fee -- Class K                                 10
Transfer agency                                      7,501,308
Printing                                               456,464
Custodian                                              339,242
Registration fees                                      121,362
Audit                                                   55,810
Legal                                                   41,511
Trustees' fees                                          30,989
Miscellaneous                                           93,125
                                                  ------------
Total expenses                                      34,423,281
Less: expense offset arrangement
  (see Note B)                                         (16,634)
                                                  ------------
Net expenses                                                         34,406,647
                                                                   ------------
Net investment loss                                                 (25,513,257)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on investment
  transactions                                                      231,263,207
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       175,225,223
  Foreign currency denominated assets
    and liabilities                                                        (157)
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                             406,488,273
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $380,975,016
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN GROWTH FUND


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                   July 31,         July 31,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                             $  (25,513,257)  $  (31,367,582)
Net realized gain on investment
  transactions                                     231,263,207      186,885,488
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               175,225,066       71,596,120
                                                --------------   --------------
Net increase in net assets
  from operations                                  380,975,016      227,114,026

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net decrease                                      (418,715,624)    (389,213,014)
                                                --------------   --------------
Total decrease                                     (37,740,608)    (162,098,988)

NET ASSETS
Beginning of period                              1,926,529,519    2,088,628,507
                                                --------------   --------------
End of period (including accumulated
  net investment loss of ($28,620)
  and ($36,704), respectively)                  $1,888,788,911   $1,926,529,519
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 13


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2005

NOTE A

Significant Accounting Policies

AllianceBernstein Growth Fund (the "Fund"), a series of The AllianceBernstein Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the first $3 billion, .70% of the next $1 billion, .65% of the next $1 billion, and ..60% over $5 billion of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser advised the Fund that it would waive a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From August 1, 2004 through September 6, 2004, due to overlap between the two fee structures discussed above, there were no fees waived by the Adviser. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $4,226,165 for the year ended July 31, 2005.

For the the year ended July 31, 2005, the Fund's expenses were reduced by $16,634 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $23,583 from the sale of Class A shares and received $17,388, $418,431, and $11,793, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively for the year ended July 31, 2005.

Brokerage commissions paid on investment transactions for the year ended July 31, 2005 amounted to $2,356,449, of which $12,058 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Accrued expenses includes $28,623 owed to a trustee and a former trustee under the Trust's deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a "compensation" plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2005, were as follows:

                                                   Purchases         Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  782,670,403   $1,206,716,832
U.S. government securities                                  -0-              -0-


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $1,579,293,239
                                                                 --------------
Gross unrealized appreciation                                    $  652,656,342
Gross unrealized depreciation                                        (1,706,811)
                                                                 --------------
Net unrealized appreciation                                      $  650,949,531
                                                                 ==============

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2005, the Fund had loaned securities with a value of $314,391,136 and received cash collateral which was invested in a money market fund valued at $327,912,546 as included in the accompanying portfolio of investments. For the year ended July 31, 2005, the Fund earned fee income of $118,410 which is included in interest income in the accompanying statement of operations.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE F

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Transactions in shares of beneficial interest were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                        July 31,      July 31,       July 31,        July 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            1,781,597     2,090,263   $  55,694,831   $  69,043,493
-------------------------------------------------------------------------------
Shares converted
  from Class B         4,309,832     6,994,565     138,663,827     203,813,941
-------------------------------------------------------------------------------
Shares redeemed       (8,534,441)   (8,235,303)   (272,463,711)   (244,818,470)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (2,443,012)      849,525   $ (78,105,053)  $  28,038,964
===============================================================================

Class B
Shares sold            1,203,604     2,508,301   $  26,538,483   $  52,251,455
-------------------------------------------------------------------------------
Shares converted
  to Class A          (6,111,177)   (9,504,714)   (138,663,827)   (203,813,941)
-------------------------------------------------------------------------------
Shares redeemed       (8,261,253)  (10,998,591)   (179,485,048)   (224,714,416)
-------------------------------------------------------------------------------
Net decrease         (13,168,826)  (17,995,004)  $(291,610,392)  $(376,276,902)
===============================================================================

Class C
Shares sold              520,449       861,896   $  11,491,823   $  17,965,237
-------------------------------------------------------------------------------
Shares redeemed       (2,894,975)   (3,206,714)    (63,927,220)    (66,988,354)
-------------------------------------------------------------------------------
Net decrease          (2,374,526)   (2,344,818)  $ (52,435,397)  $ (49,023,117)
===============================================================================

Advisor Class
Shares sold              359,590       426,580   $  12,077,245   $  13,463,385
-------------------------------------------------------------------------------
Shares redeemed         (260,966)     (175,106)     (8,692,925)     (5,415,344)
-------------------------------------------------------------------------------
Net increase              98,624       251,474   $   3,384,320   $   8,048,041
===============================================================================

                        March 1,                    March 1,
                      2005(a) to                   2005(a) to
                     July 31, 2005               July 31, 2005
                     ------------               --------------
Class R
Shares sold                  913                 $      30,848
---------------------------------------------------------------
Net increase                 913                 $      30,848
===============================================================

Class K
Shares sold                  304                 $      10,000
---------------------------------------------------------------
Net increase                 304                 $      10,000
===============================================================

Class I
Shares sold                  306                 $      10,050
---------------------------------------------------------------
Net increase                 306                 $      10,050
===============================================================

(a)  Commencement of distributions.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 21


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE G

Risks Involved In Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2005.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $(1,638,949,187)(a)
Unrealized appreciation/(depreciation)                          650,943,817(b)
                                                            ---------------
Total accumulated earnings/(deficit)                        $  (988,005,370)(c)
                                                            ===============


(a) On July 31, 2005, the Fund had a net capital loss carryforward of $1,638,949,187, of which $385,251,977 expires in the year 2009, $1,051,944,066 expires in the year 2010 and $201,753,144 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The Fund utilized $229,241,449 of capital loss carryforward during the year.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributed to deferred compensation.


During the current fiscal year, permanent differences, primarily due to net operating loss, and a return of capital from underlying investments, resulted in a


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

decrease in accumulated net investment loss, a decrease in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

A special committee of the Adviser's Board of Trustees, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the



_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for the Adviser and Alliance Holding to respond to the Summary Order has been extended. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 25


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN GROWTH FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                              Class A
                                            ----------------------------------------------------------------------------
                                                                      November 1,
                                               Year Ended July 31,      2002 to            Year Ended October 31,
                                            ------------------------    July 31,   -------------------------------------
                                               2005         2004         2003(a)      2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $29.05       $26.18       $22.56       $27.40       $52.42       $56.32

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.32)        (.31)(c)     (.21)        (.28)        (.22)        (.17)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                 6.94         3.18         3.83        (4.56)      (19.10)        3.71
Net increase (decrease) in net asset
  value from operations                         6.62         2.87         3.62        (4.84)      (19.32)        3.54

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (5.70)       (7.44)
Net asset value, end of period                $35.67       $29.05       $26.18       $22.56       $27.40       $52.42

TOTAL RETURN
Total investment return based
  on net asset value(d)                        22.79%       10.96%       16.05%      (17.66)%     (40.50)%       5.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $1,081,725     $951,903     $835,657     $715,438     $874,604   $1,656,689
Ratio to average net assets of:
  Expenses, net of waiver/
    reimbursement                               1.49%        1.51%        1.66%(e)     1.49%        1.28%        1.14%
  Expenses, before waiver/
    reimbursement                               1.49%        1.52%        1.66%(e)     1.49%        1.28%        1.14%
  Net investment loss                          (1.02)%      (1.05)%(c)   (1.18)%(e)   (1.04)%       (.61)%       (.30)%
Portfolio turnover rate                           41%          53%          29%          41%         115%          58%



See footnote summary on page 33.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 27


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                             Class B
                                            ----------------------------------------------------------------------------
                                                                       November 1,
                                               Year Ended July 31,       2002 to           Year Ended October 31,
                                            ------------------------    July 31,   -------------------------------------
                                               2005         2004         2003(a)      2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $20.31       $18.44       $15.98       $19.56       $39.49       $44.40

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.39)        (.37)(c)     (.23)        (.34)        (.34)        (.43)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                 4.82         2.24         2.69        (3.24)      (13.89)        2.96
Net increase (decrease) in net asset
  value from operations                         4.43         1.87         2.46        (3.58)      (14.23)        2.53

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (5.70)       (7.44)
Net asset value, end of period                $24.74       $20.31       $18.44       $15.98       $19.56       $39.49

TOTAL RETURN
Total investment return based on
  net asset value(d)                           21.81%       10.14%       15.39%      (18.30)%     (40.93)%       5.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $570,462     $736,526     $999,620   $1,131,628   $2,233,260   $5,042,755
Ratio to average net assets of:
  Expenses, net of waiver/
    reimbursement                               2.24%        2.26%        2.41%(e)     2.22%        2.00%        1.86%
  Expenses, before waiver/
    reimbursement                               2.24%        2.27%        2.41%(e)     2.22%        2.00%        1.86%
  Net investment loss                          (1.77)%      (1.80)%(c)   (1.94)%(e)   (1.77)%      (1.31)%      (1.02)%
Portfolio turnover rate                           41%          53%          29%          41%         115%          58%



See footnote summary on page 33.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN GROWTH FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                              Class C
                                            ----------------------------------------------------------------------------
                                                                       November 1,
                                               Year Ended July 31,       2002 to           Year Ended October 31,
                                            ------------------------    July 31,   -------------------------------------
                                                2005         2004        2003(a)      2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $20.35       $18.47       $16.00       $19.58       $39.52       $44.42

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.38)        (.37)(c)     (.23)        (.33)        (.34)        (.43)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                 4.83         2.25         2.70        (3.25)      (13.90)        2.97
Net increase (decrease) in net asset
  value from operations                         4.45         1.88         2.47        (3.58)      (14.24)        2.54

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (5.70)       (7.44)
Net asset value, end of period                $24.80       $20.35       $18.47       $16.00       $19.58       $39.52

TOTAL RETURN
Total investment return based on
  net asset value(d)                           21.87%       10.18%       15.44%      (18.28)%     (40.92)%       5.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $200,381     $212,679     $236,358     $239,940     $419,382     $959,043
Ratio to average net assets of:
  Expenses, net of waiver/
    reimbursement                               2.20%        2.22%        2.38%(e)     2.19%        1.98%        1.85%
  Expenses, before waiver/
    reimbursement                               2.20%        2.24%        2.38%(e)     2.19%        1.98%        1.85%
  Net investment loss                          (1.73)%      (1.77)%(c)   (1.90)%(e)   (1.74)%      (1.29)%      (1.02)%
Portfolio turnover rate                           41%          53%          29%          41%         115%          58%



See footnote summary on page 33.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 29


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                            Advisor Class
                                            ----------------------------------------------------------------------------
                                                                       November 1,
                                               Year Ended July 31,       2002 to            Year Ended October 31,
                                            ------------------------    July 31,   -------------------------------------
                                               2005         2004         2003(a)      2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $29.85       $26.81       $23.05       $27.92       $53.17       $56.88

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)                 (.23)        (.23)(c)     (.16)        (.20)        (.11)        (.02)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                 7.14         3.27         3.92        (4.67)      (19.44)        3.75
Net increase (decrease) in net asset
  value from operations                         6.91         3.04         3.76        (4.87)      (19.55)        3.73

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (5.70)       (7.44)
Net asset value, end of period                $36.76       $29.85       $26.81       $23.05       $27.92       $53.17

TOTAL RETURN
Total investment return  based on
  net asset value(d)                           23.15%       11.34%       16.31%      (17.44)%     (40.34)%       6.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $36,167      $26,422      $16,994      $10,433      $19,087      $38,278
Ratio to average net assets of:
  Expenses, net of waiver/
    reimbursement                               1.19%        1.21%        1.36%(e)     1.18%         .98%         .83%
  Expenses, before waiver/
    reimbursement                               1.19%        1.22%        1.36%(e)     1.18%         .98%         .83%
  Net investment income
    (loss)                                      (.72)%       (.75)%(c)    (.87)%(e)    (.73)%       (.30)%        .03%
Portfolio turnover rate                           41%          53%          29%          41%         115%          58%



See footnote summary on page 33.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN GROWTH FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                  Class R
                                                                 ----------
                                                                  March 1,
                                                                 2005(f) to
                                                                  July 31,
                                                                    2005
                                                                 ----------
Net asset value, beginning of period                              $32.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                              (.11)
Net realized and unrealized gain on investment and foreign
  currency transactions                                             2.92
Net increase in net asset value from operations                     2.81
Net asset value, end of period                                    $35.69

TOTAL RETURN
Total investment return based on net asset value(d)                 8.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $32
Ratio to average net assets of:
  Expenses(e)                                                       1.41%
  Net investment loss(e)                                            (.89)%
Portfolio turnover rate                                               41%


See footnote summary on page 33.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 31


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                  Class K
                                                                 ----------
                                                                  March 1,
                                                                 2005(f) to
                                                                  July 31,
                                                                    2005
                                                                 ----------
Net asset value, beginning of period                              $32.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                              (.08)
Net realized and unrealized gain on investment and foreign
  currency transactions                                             2.92
Net increase in net asset value from operations                     2.84
Net asset value, end of period                                    $35.72

TOTAL RETURN
Total investment return based on net asset value(d)                 8.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $11
Ratio to average net assets of:
  Expenses(e)                                                       1.09%
  Net investment loss(e)                                            (.62)%
Portfolio turnover rate                                               41%


See footnote summary on page 33.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN GROWTH FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                  Class I
                                                                 ----------
                                                                  March 1,
                                                                 2005(f) to
                                                                  July 31,
                                                                    2005
                                                                 ----------
Net asset value, beginning of period                              $32.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                              (.05)
Net realized and unrealized gain on investment and foreign
  currency transactions                                             2.93
Net increase in net asset value from operations                     2.88
Net asset value, end of period                                    $35.76

TOTAL RETURN
Total investment return based on net asset value(d)                 8.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $11
Ratio to average net assets of:
  Expenses(e)                                                        .86%
  Net investment loss(e)                                            (.39)%
Portfolio turnover rate                                               41%


(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of distributions.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 33


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of AllianceBernstein Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Growth Fund (the "Fund") a series of The AllianceBernstein Portfolios, at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 16, 2005


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN GROWTH FUND


                                                                       Trustees
-------------------------------------------------------------------------------

TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Alan E. Levi, Vice President
Mark R. Manley, Clerk
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller & Chief Accounting Officer


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Multi-Cap Growth Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Mr. Alan Levi, a member of the Adviser's Multi-Cap Growth Team, is primarily responsible for the day-to-day management of the Fund's portfolio.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 35


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
    NAME, ADDRESS,                           PRINCIPAL                            COMPLEX        TRUSTEESHIP
    DATE OF BIRTH,                         OCCUPATION(S)                        OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                      DURING PAST 5 YEARS                       TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES

William H. Foulk, Jr., ##           Investment adviser and an                       108             None
2 Sound View Drive                  Independent consultant. He
Suite 100                           was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
9/7/32                              registered investment adviser,
(2001)                              with which he had been associated
                                    since prior to 2000. He was for-
                                    merly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer of
                                    the New York Bank for Savings.

Ruth Block, #, **                   Formerly an Executive Vice                      105             None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/7/30                             Assurance Society of the United
(2001)                              States; Chairman and Chief
                                    Executive Officer of Evlico (insur-
                                    ance); Director of Avon, BP (oil
                                    and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; former Governor at
                                    Large, National Association of
                                    Securities Dealers, Inc.

David H. Dievler, #                 Independent Consultant. Until                   107             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(2001)                              responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse &
                                    Co. Member of American Institute
                                    of Certified Public Accountants
                                    since 1953.



_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN GROWTH FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------

                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
    NAME, ADDRESS,                           PRINCIPAL                            COMPLEX        TRUSTEESHIP
    DATE OF BIRTH,                         OCCUPATION(S)                        OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                      DURING PAST 5 YEARS                       TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

John H. Dobkin #                    Consultant. Formerly President                  105             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
2/19/42                             Senior Advisor from June 1999-
(2001)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the Audit
                                    Committee of ACMC.

Michael J. Downey                   Consultant since January 2004.                   80          Asia Pacific
c/o Alliance Capital                Formerly managing partner of                                  Fund, Inc.,
Management L.P.                     Lexington Capital, LLC (investment                              and The
1345 Avenue of the                  advisory firm) from 1997 until                                Merger Fund
Americas                            December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEOof Prudential
1/26/44                             Mutual Fund Management
(2005)                              (1987-1993).

INTERESTED TRUSTEE

Marc O. Mayer, ++                   Executive Vice President of ACMC                 81             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC (institutional
10/2/57                             research and brokerage arm of
(2003)                              Bernstein & Co. Inc.) and its
                                    predecessor since prior to 2000.



*  There is no stated term of office for the Fund's Trustees.

** Ms.Block was an "interested person" as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

++ Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##  Member of the Fair Value Pricing Committee


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 37


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officers of the Trust

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                        POSITION(S)                     PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    HELD WITH FUND                     DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President and Chief             See biography above
10/2/57                             Executive Officer

Philip L. Kirstein                  Senior Vice President           Senior Vice President, Independent
5/29/45                             and Independent                 Compliance Officer of the Alliance
                                    Compliance Officer              Bernstein Funds with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to Kirkpatrick
                                                                    & Lockhart, LLP from October 2003 to
                                                                    October 2004, and General Counsel of
                                                                    Merrill Lynch Investment Managers L.P.
                                                                    since prior to 2000 until March 2003.

Thomas J. Bardong                   Vice President                  Senior Vice President of ACMC,** with
4/28/45                                                             which he has been associated since prior
                                                                    to 2000.

Mark R. Manley                      Secretary                       Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer of
                                                                    ACMC,** with which he has been
                                                                    associated since prior to 2000.

Alan E. Levi                        Vice President                  Senior Vice President of ACMC,** with
9/27/49                                                             which he has been associated since
                                                                    prior to 2000.

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS"),** and
                                                                    Vice President of AllianceBernstein
                                                                    Investment Research and Management,
                                                                    Inc. ("ABIRM"),** with which he has been
                                                                    associated since prior to 2000.

Vincent S. Noto                     Controller                      Vice President of AGIS,** with which he
12/14/64                                                            has been associated since prior to 2000.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, Bernstein, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN GROWTH FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Trust" refers to The AllianceBernstein Portfolios, and the term "Fund" refers to AllianceBernstein Growth Fund.

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Trust and the Adviser in respect of the Fund at a meeting held on June 15, 2005.

In preparation for the meeting, the trustees had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) in the Advisory Agreement in respect of the Fund wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in three private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 39


3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with similar investment objectives;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN GROWTH FUND


past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, extent and quality of services provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the control of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Fund.

The trustees also considered that the Advisory Agreement does not provide that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 41


other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Fund complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type. The trustees also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN GROWTH FUND


and had made a special presentation to the trustees in May 2005 on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the trustees received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information prepared by the Adviser based on information obtained from Lipper showing performance for Class A shares of the Fund as compared to other funds in the Lipper Multi-Cap Growth Funds Average for periods ending March 31, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception September 1990) and for each of the last ten calendar years and compared to the Russell 3000 Growth Index. The trustees also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 13 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 86 to 21 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended March 31, 2005 over the 1-, 3-, 5- and 10-year periods. The trustees noted that the Lipper category data showed the Fund's performance for the periods ending March 31, 2005 was significantly


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 43


below the Lipper medians in the YTD, 1- and 10-year periods and slightly above or close to the Lipper medians in all other periods reviewed, and that the Fund's calendar year performance was significantly above the Lipper medians in 2004, 1997 and 1996, at or above the Lipper medians in 2003, 1998 and 1994, and below the medians in all other periods reviewed (significantly below in 1999). The trustees further noted that in the Performance Group and Performance Universe comparisons, the Fund was in the fifth quintile in the 1-year period and in the third or fourth quintile in the 3-, 5- and 10-year periods. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The Adviser manages accounts for institutional clients with a comparable investment style to the Fund. The trustees noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Advisory Agreement of the Fund. The trustees also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and discussed with the Adviser the level of such negotiated fees for strategies similar to those of the Fund.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN GROWTH FUND


acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was slightly above the median for the Expense Group. The trustees noted that the Fund's expense ratio was somewhat higher than the median for the Expense Group and slightly higher than the median for the Expense Universe. They concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 45


level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN GROWTH FUND


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 47


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services, including the performance of the Fund.

FUND ADVISORY FEES & EXPENSE RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                      Advisory Fee Based on % of
                                                       Average Daily Net Assets
-------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.           First $2.5 billion               .75%
                                              Next $2.5 billion                .65%
                                              Excess over $5 billion           .60%


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN GROWTH FUND


The table below shows expense ratio information for the Fund for its most recent fiscal year.

                                                                             Fiscal
                                              Expense Ratio                 Year End
-------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.          Advisor - 1.18%                July 31,
                                             Class A - 1.48%                 2004
                                             Class B - 2.23%
                                             Class C - 2.19%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund.

                                 Total Net Assets              Alliance Institutional
                                  03/31/05 ($MIL)                   Fee Schedule
-------------------------------------------------------------------------------------------
AllianceBernstein Growth               1,801                    U.S. Growth Schedule
  Fund, Inc.                                                    80 bp on 1st $25 m
                                                                50 bp on next $25 m
                                                                40 bp on next $50 m
                                                                30 bp on next $100 m
                                                                25 bp on the balance
                                                              Minimum account size $10 m


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 49


The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                                      Fee
-------------------------------------------------------------------------------
Equity Growth                                                   .80%


The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                    Lipper Group
                                           Fee         Median          Rank
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.       0.750         0.737          8/13


Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                                 Lipper         Lipper         Lipper        Lipper
                                  Expense       Universe       Universe        Group         Group
                                   Ratio         Median          Rank           Rank         Median
------------------------------------------------------------------------------------------------------
AllianceBernstein Growth
  Fund, Inc.                       1.511          1.497          35/64          11/13         1.365



* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


_______________________________________________________________________________

50 o ALLIANCEBERNSTEIN GROWTH FUND


Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 51


After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:
                                                             Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.                              $28,333


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                              12b-1 Fee              CDSC
                                              Received*            Received
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.          $14,684,984           $633,268


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.                            $5,274,100


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved


*  12b-1 amounts are gross amounts paid to ABIRM.


_______________________________________________________________________________

52 o ALLIANCEBERNSTEIN GROWTH FUND


services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund relative to its Lipper universe:

                                                          Performance Year
                                                  Rank in Performance Universe for
                                                    Periods Ended March 31, 2005
----------------------------------------------------------------------------------------------
                                            1              3              5             10
----------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund, Inc.       71/86        36/78         27/54          14/21


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN GROWTH FUND o 53


ALLIANCEBERNSTEIN GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


GROWTHAR0705


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                             Audit     Audit-Related     Tax
                                             Fees          Fees          Fees
                                           ---------   -------------   --------
AllianceBernstein Growth Fund      2004     $39,000       $3,060       $14,900
                                   2005     $42,000       $3,680       $ 6,100


(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                      Total Amount of
                                                                                   Foregoing Column Pre-
                                                                                   approved by the Audit
                                                        All Fees for                     Committee
                                                     Non-Audit Services           (Portion Comprised of
                                                       Provided to the              Audit Related Fees)
                                                   Portfolio, the Adviser          (Portion Comprised of
                                                   and Service Affiliates                 Tax Fees)
-------------------------------------------------------------------------------------------------------------

AllianceBernstein Growth Fund           2004             $745,034                [$17,960]
                                                                                        ($3,060)
                                                                                       ($14,900)

                                        2005             $812,555                 [$9,780]
                                                                                        ($3,680)
                                                                                        ($6,100)



(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------

12 (a) (1)       Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: September 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date:  September 28, 2005

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: September 28, 2005